TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Schedule of Deferred Income Tax

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2020	2019

Net operating loss carry-forward	$14,745	$15,373
Capital loss carry-forward	941	883
Allowances and reserve	455	401

Total deferred tax assets before valuation allowance	16,141	16,657
Valuation allowance	(16,141)	(16,657)

Net deferred tax assets	$-	$-